Exhibit 99.1

March 2026 DELIVERING MAXIMUM VALUE AND CERTAINTY FOR SHAREHOLDERS

2 DISCLAIMERS Forward Looking Statements Certain statements in this investor presentation not based on historical facts are “forward - looking statements” within the meani ng of the federal securities laws. Such forward - looking statements involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance or achievements to diff er materially from those discussed. These include statements as to our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of pending and recently completed transactions and strategic partnerships, and expectations regarding opportunities that align with our strategy. In some cases, forward - looking statements c an be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and similar words and phr ase s. Forward - looking statements are necessarily based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Accordingly, you should not place undue reliance on forward - looki ng statements, which speak only as of the date they are made and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward - looking statements. Various ri sks, uncertainties, assumptions and factors that could cause our future results to differ materially from those expressed by the forward - looking statements included in this investor presentation include, but are not li mited to, the impact of any alternative proposal, Janus Henderson's ability to obtain the regulatory, shareholder and other approvals required to consummate the proposed transaction and the timing of the closing of the proposed tr ansaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transaction would not occur, the outcome of any legal procee din gs that may be instituted against the parties and others related to the merger agreement, that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transa cti on or result in significant costs of defense, indemnification and liability, unanticipated difficulties or expenditures relating to the proposed transaction, including the impact of the transaction on Janus Henderson's business, tha t t he proposed transaction generally may involve unexpected costs, liabilities or delays, that the business of Janus Henderson may suffer as a result of uncertainty surrounding the proposed transaction or the identity of the purchaser, that Janus Henderson may be adversely affe cte d by other economic, business, and/or competitive factors, including the net asset value of assets in certain of Janus Henderson's funds, and/or potential difficul tie s in employee retention as a result of the announcement and pendency of the proposed transaction, changes in interest rates and inflation, changes in trade policies (including the imposition of new or increased tariffs), vo lat ility or disruption in financial markets, our investment performance as compared to third - party benchmarks or competitive products, redemptions, and other risks, uncertainties, assumptions, and factors discussed in our An nua l Report on Form 10 - K for the year ended December 31, 2025, and in other filings or furnishings made by Janus Henderson with the SEC from time to time. Important Additional Information and Where to Find It In connection with the proposed transaction, Janus Henderson Group plc (“Janus Henderson”) filed a definitive proxy statement wi th the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2026, which was first mailed to Janus Henderson's shareholders on or about March 12, 2026. Janus Henderson and affiliates of Janus Henderson joi ntly filed a transaction statement on Schedule 13E - 3 on March 11, 2026. Janus Henderson may also file other documents with the SEC regarding the proposed transaction, including amendments or supplements to the pro xy statement or Schedule 13E - 3. This investor presentation is not a substitute for the proxy statement, the Schedule 13E - 3 or any other document that may be filed by Janus Henderson with the SEC. INVESTORS AND SECURITY HO LDERS OF JANUS HENDERSON ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E - 3 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain the proxy statement and the Schedule 13E - 3 and other documents that are f iled with the SEC by Janus Henderson free of charge from the SEC's website at https://www.sec.gov or through the investor relations section of Janus Henderson's website at https://ir.janushenderson.com. Participants in the Solicitation Janus Henderson and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Janus Henderson's shareholders in connection with the proposed transaction. Information about the directors and executive officers of Janus Henderson and their ownership of Janus Hen derson common shares is contained in the definitive proxy statement for Janus Henderson's 2025 annual meeting of shareholders (the “Annual Meeting Proxy Statement”), which was filed with the SEC on March 21, 2025, i ncl uding under the headings “Proposal 1: Election of Directors,” “Corporate Governance,” “Board Compensation,” “Proposal 2: Advisory Say - on - Pay Vote on Executive Compensation,” “Executive Compensation,” “Executive Com pensation Tables,” “Securities Ownership of Certain Beneficial Owners and Management” and “Our Executive Officers.” Additional information regarding the persons who may, under the rules of the SEC, b e d eemed participants in the solicitation of the shareholders of Janus Henderson in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwi se has been included in the definitive proxy statement relating to the proposed transaction. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information pr int ed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Statements of Change in Ownership of Janus Henderson on Forms 3 and 4 filed with the SEC. Free copies of the proxy statement rel ating to the proposed transaction and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC's website at https://www.sec.gov or through the investor rel ati ons section of Janus Henderson's website at https://ir.janushenderson.com.

3 ALL - CASH TRANSACTION OFFERS COMPELLING VALUE & HIGH CERTAINTY, AND IS THE RESULT OF A RIGOROUS PROCESS Secures a robust valuation relative to intrinsic value and precedent transactions: x $52/share realizes the upper end of intrinsic value range ($42.78 - $52.16) 1 x Transaction multiple above median of precedent transactions (10.2x vs 9.4x on EV/LTM EBITDA basis) x All - cash consideration brings high certainty of value, during a period of high macroeconomic uncertainty and equity market volatility x Transaction is expected to close quickly, reflecting the unique operational stability provided by a Trian / General Catalyst transaction x If closing occurs after June 30, 2026, Janus Henderson may pay quarterly dividends of $1/share (with no adjustment to the $52/share price) Delivers a compelling premium across all key historical benchmarks: x 25% vs. unaffected price x 13% vs. unaffected 52 - week high x Exceeds unaffected all - time high Immediate, Highly - Certain and Compelling Value x Clear path to shareholder approval, especially with the support of Trian (20.7% of the outstanding) x High confidence in obtaining required Janus client consent condition given overwhelming client support x Strong indications key investment professionals and clients will be supportive, reducing risk of deal - related attrition and therefore enhancing certainty of obtaining client consents High Certainty of Close x Board immediately established an independent Special Committee to evaluate all strategic alternatives x Trian proposal has been public since October x Expanded process via targeted outreach to 7 additional potential bidders x Negotiated 7 successive price increases for a 13% total increase in the merger consideration x Continued Special Committee process post - announcement, including evaluating whether Victory Capital’s late February and March proposals might lead to a Superior Proposal and engaging directly with Victory Capital. Following the evaluation of the Victory Capital proposals, the Special Committee obtained another $3/share in value for shareholders Independent Special Committee Led a Robust Process to Maximize Value 1 Illustrative Present Value of Future share price analysis. Data and analysis as of 19 - Dec - 2025, as disclosed in the Company’s p roxy statement, filed on March 11, 2026

4 TRIAN / GENERAL CATALYST’S PROPOSAL DELIVERS IMMEDIATE AND FULL VALUE OF THE STANDALONE PLAN Transaction captures high - end of intrinsic value range Unaffected Price $41.63/share Merger Valuation $52.00/share Low - End of Range $42.78/share High - End of Range $52.16/share x Immediate value at the upper end of intrinsic value range ($42.78 to $52.16) x A compelling premium versus any relevant historical metric: o 25% vs. the unaffected price o 19% vs. unaffected 30 - day VWAP o 13% vs. unaffected 52 - week high o Exceeds unaffected all - time high x All - cash transaction delivers immediate certainty of value and eliminates execution risk in a challenging industry and macroeconomic landscape Illustrative Present Value of Future share price analysis, per Proxy Statement $52/share all - cash transaction provides: Source: Illustrative Present Value of Future share price analysis. Data and analysis as of 19 - Dec - 2025, as disclosed in the Comp any’s proxy statement, filed on March 11, 2026

5 The 10.2x transaction multiple stands as a high - water mark, surpassed only during the highly - volatile market of 2020 Source: Selected transactions analysis. Data and analysis as of 23 - Mar - 2026. 1 Reflects median EV / LTM EBITDA multiple of 8 selected traditional asset management precedent transactions. DEAL PROVIDES A PREMIUM VALUATION RELATIVE TO HISTORICAL PRECEDENTS 8.4x 6.9x 10.5x 12.1x 10.8x 7.2x 8.9x 9.9x 10.2x Janus Henderson Trian / General Catalyst Pzena Inv. Mgmt. LLC Pzena Inv. Mgmt. Inc. Waddell & Reed Macquarie Group Eaton Vance Morgan Stanley Legg Mason Franklin Resources USAA Victory Capital OppenheimerFunds Invesco Amundi SA Victory Capital 2018 2022 2024 2020 Median 9.4x 1 The extreme market volatility of 2020 was the only period in which transaction multiples topped 10.2x Enterprise Value / LTM EBITDA 2026 Schroders Nuveen

6 Dec 21 Trian / General Catalyst makes all - cash proposal of $49/share, which Special Committee recommends to the full Board. Mar 23 Trian / General Catalyst verbal offer for $50/share – Special Committee pushes for more value Mar 24 Special Committee wins increase from Trian / General Catalyst to $52/share. Dec 15 Trian / General Catalyst increase all - cash proposal to $47/share Dec 16 Special Committee counters Trian / General Catalyst with $50/share in cash Dec 18 Trian / General Catalyst increases all - cash proposal to $48/share Dec 19 Special Committee rejects revised Trian / General Catalyst proposal Dec 19 - 21 Special Committee representatives rejects verbal Trian / General Catalyst suggestion of $48.50/share Dec 1 Special Committee rejects initial Trian / General Catalyst proposal; Trian / General Catalyst relay their preference in reaching an agreement before year end, as financing commitments may not be available thereafter Dec 2 Trian / General Catalyst increase all - cash proposal to $46.50/share Dec 5 Special Committee counters Trian / General Catalyst with $52/share in cash Dec 8 Victory Capital delivers second proposal, on substantially identical terms as the original, except for an anticipated completion date of mid - January and no reference to a voting agreement requirement from Trian Special Committee evaluates Victory Capital’s proposal, but concludes it is not actionable due to significant closing risk Nov 2 Special Committee directs management to update standalone plan Nov 10 Special Committee issues press release announcing retention of external advisors to ensure broad participation Nov 11 Victory Capital expresses interest in a potential transaction Nov 14 Special Committee initiates market check, engages 7 parties, including Victory Capital Nov 24 Victory Capital submits non - binding proposal of $30/share in cash, without financing commitment, pro - forma ownership range of 37 - 39%, and a voting agreement requirement from Trian Nov 25 Special Committee requests additional information from Victory Capital 3 of the 6 other parties contacted indicate they are not interested in pursuing a transaction. Remaining parties each express reservations and never bid Oct 26 Trian / General Catalyst propose all - cash transaction at $46/share, which was made public the next day on Trian’s Schedule 13D Oct 27 Board forms Special Committee of independent, unaffiliated directors Oct 31 Special Committee begins retaining separate legal and financial advisors Comprehensive process designed to maximize value : 13% 7 Increase in valuation Price increases 12 7 Offers evaluated from 2 parties Other potential suitors contacted Special Committee widens process through proactive outreach, begins price discovery Process drives additional increases in valuations Independent Directors immediately take the reins Full value, strong certainty AGGRESSIVE ACTION BY INDEPENDENT COMMITTEE MAXIMIZED VALUE AND CERTAINTY

7 $46 $ 46.5 0 $47 $48 $ 48.5 0 $49 $50 $52 $41.63 unaffected price …plus a compelling premium x 25% vs. unaffected price x 19% vs. unaffected 30 - day VWAP x 13% vs. 52 - week high x Exceeds all - time high Outcome delivers full value of standalone plan… x $52/share reflects the high end of the future share price analysis ($42.78 - $52.16) x Implied EV/LTM EBITDA multiple of 10.2x exceeds 9.4x median of precedents Following 1 st Trian / GC proposal, Special Committee expands process to include 7 additional potential bidders – including Victory Capital – and begins evaluating standalone plan Prior to Trian / GC’s 2 nd proposal, Special Committee evaluates and responds to Victory Capital’s initial proposal; no indication of interest from the other potential parties Special Committee attempted to create competitive bidding, and negotiated 7 price increases, over the course of the process Special Committee determines Victory Capital’s second proposal is not actionable - p ushes Trian / GC to improve offer, driving additional increases at an agreed transaction at $49/share Process continues post - signing with the evaluation of 3 additional proposals, resulting in an amended agreement at $52/share DISCIPLINED PROCESS DROVE NUMEROUS PRICE INCREASES, MAXIMIZING VALUE FOR SHAREHOLDERS

8 Strong track record as a director of large international companies: ▪ Chair of the Board of Manulife Financial Corp, a ~$40B market cap financial services company (1993 to 2023) ▪ Director at Sysco Corp., a ~$40B market cap wholesale food distributor (2004 to 2022) ▪ Lead Independent Director at Spin Master Corp. when the company made its initial public offering (2015 to 2018) Deep executive leadership experience, including: ▪ Corus Entertainment Inc. – President & CEO ▪ Shaw Communications – Executive Vice President ▪ CTV Television Network – President & CEO ▪ Campbell Soup Company – President (Canada and UK) Anne Sheehan Over two decades of executive leadership experience , further enhanced by Board leadership at large - cap public companies Four - decade career in financial services, including as CEO of numerous multi - billion - dollar asset managers Accomplished career advocating for shareholders on corporate governance matters Extensive, proven leader in investment management, including as CEO of: ▪ La Fayette Investment Management – €4B AUM 1 ▪ Asset Management of Bank of Ireland – €26B AUM 2 ▪ Edmond de Rothschild Asset Management – €116B AUM 3 ▪ AXA Investment Management – €844B AUM 4 Successful private equity professional and entrepreneur: ▪ Senior Advisor to One Peak Partners, a London - based private equity firm with $4B AUM ▪ Founding Partner of Anafin , LLC, an advisory firm specializing in the investment industry Accomplished, highly - regarded leadership career advocating for shareholders: ▪ Director of Corporate Governance at the California State Teachers’ Retirement System (CalSTRS), where she led all corporate governance initiatives ▪ Chaired Investor Advisory Committee to the U.S. Securities and Exchange Commission (2012 to 2020) ▪ Director at Victoria’s Secret & Co. since the company spun off from L Brands in 2021 Deep investment experience: ▪ Managed a ~$4B equity portfolio for CalSTRS, the largest educator - only public pension funds in the world John Cassaday Chair of Special Committee Kevin Dolan INDEPENDENT SPECIAL COMMITTEE WITH DEEP EXPERTISE IN INVESTMENT AND SHAREHOLDER ADVOCACY OVERSAW THE PROCESS 1 As of November 20, 2006; 2 As of October 22, 2010; 3 As of March 12, 2024; 4 As of December 2023

9 SPECIAL COMMITTEE FOCUSED ON MAXIMIZING VALUE WHILE PROTECTING SHAREHOLDERS FROM MATERIAL DOWNSIDE RISKS Value Maximization with High Closing Certainty If shareholders reject a proposed transaction : There is no guarantee of a viable alternative, jeopardizing the immediate and certain value currently on the table Uncertainty increases among clients and investment professionals, destabilizing the business and eroding shareholder value Significant downside risk at every critical juncture If clients reject a proposed transaction : Shareholders are left holding an asset in disarray, as a client exodus severely damages a business with accelerating AUM outflows The risk that an acquirer will "re - trade" at a substantially reduced price drastically increases If investment professionals reject a proposed transaction : A pre - close talent flight directly threatens the viability of the deal itself and diminishes the fundamental value of the firm A post - close talent flight – particularly if shareholders hold equity in the combined entity – will destroy long - term value through sustained revenue and AUM losses

10 CAGR 2023 - 24 CAGR 2020 - 24 7% 5 % Total 9% 4 % Investment Management 8% 3 % Distribution 3% 6 % Operations 9% 8 % Technology 6% 4 % Legal / Risk / Compliance 6% 5 % Management / Administration 4% 2 % Overhead / Other THIS IS AN OPTIMAL TIME FOR SHAREHOLDERS TO HARVEST MAXIMUM VALUE AND DE - RISK THEIR INVESTMENT Asset management fees continue to compress… …while vital operating expenses continue to increase Further Compression Expected 0 20 40 60 80 100 120 '03A '06A '09A '12A '15A '18A '21A '24E '27E '30E '33E Annual Fee Rates in Basis Points U.S. Equity Sector Equity Intl Equity Allocation Taxable Bond Muni Bond All Active Funds 0 20 40 60 80 100 120 '03A '06A '09A '12A '15A '18A '21A '24E '27E '30E '33E Annual Fee Rates in Basis Points U.S. Equity Sector Equity Intl Equity Allocation Taxable Bond Muni Bond All Active Funds 0 20 40 60 80 100 120 '03A '06A '09A '12A '15A '18A '21A '24E '27E '30E '33E Annual Fee Rates in Basis Points U.S. Equity Sector Equity Intl Equity Allocation Taxable Bond Muni Bond All Active Funds 0 20 40 60 80 100 120 '03A '06A '09A '12A '15A '18A '21A '24E '27E '30E '33E Annual Fee Rates in Basis Points U.S. Equity Sector Equity Intl Equity Allocation Taxable Bond Muni Bond All Active Funds 0 20 40 60 80 100 120 '03A '06A '09A '12A '15A '18A '21A '24E '27E '30E '33E Annual Fee Rates in Basis Points U.S. Equity Sector Equity Intl Equity Allocation Taxable Bond Muni Bond All Active Funds 0 20 40 60 80 100 120 '03A '06A '09A '12A '15A '18A '21A '24E '27E '30E '33E Annual Fee Rates in Basis Points U.S. Equity Sector Equity Intl Equity Allocation Taxable Bond Muni Bond All Active Funds 0 20 40 60 80 100 120 '03A '06A '09A '12A '15A '18A '21A '24E '27E '30E '33E Annual Fee Rates in Basis Points U.S. Equity Sector Equity Intl Equity Allocation Taxable Bond Muni Bond All Active Funds 0 20 40 60 80 100 120 '03A '06A '09A '12A '15A '18A '21A '24E '27E '30E '33E Annual Fee Rates in Basis Points U.S. Equity Sector Equity Intl Equity Allocation Taxable Bond Muni Bond All Active Funds Source: McKinsey Performance Lens Global Asset Management Survey, Morningstar.

11 PROPOSED TRIAN / GENERAL CATALYST TRANSACTION PROVIDES HIGH VALUE AND CLOSING CERTAINTY / x Fully - financed all - cash transaction that captures the upper end of intrinsic value range ($42.78 - $52.16) x Compelling valuation – exceeding the median of precedent transactions – and premia x Financing commitments include customary binding debt and equity commitment letters Highly Certain Value x Clients have expressed overwhelming support for the proposed transaction, leaving little doubt in the ability to obtain client consents x High likelihood of shareholder approval, especially with the support of Trian (20.7% of the outstanding) Clear Path to Approval x In discussions with key investment professionals, they overwhelmingly endorsed the current leadership, strategy and team - oriented culture of Janus Henderson vs the Victory Capital model, leadership and culture Low Risk of Attrition

12 SPECIAL COMMITTEE RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE TRANSACTION x Vote “ FOR ” the Transaction If you have any questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies: Shareholders may call toll - free at (877) 800 - 5192 Banks and brokers may call collect at +1 (212) 750 - 5833 Independent Special Committee ran an exhaustive process which maximized value and certainty for shareholders Fully - financed all - cash transaction at the upper end of intrinsic value range protects shareholders from execution, macro and market risks High certainty of close with a clear path to receiving approval from shareholders and clients while retaining key investment professionals No other actionable bids have emerged, despite conducting broad outreach involving 7 other potential parties